CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		195 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012
Net Loss	$ (10,150)	$ (12,328)	$ (20,301)	$ (20,736)	$ (227,270)
Other comprehensive loss
Foreign currency translation adjustment	0	(103)	(40)	(123)	(190)
Total comprehensive loss	$ (10,150)	$ (12,431)	$ (20,341)	$ (20,859)	$ (227,460)